Accounts Payable and Accrued Expenses - Schedule of Accounts Payable and Accrued Expenses (Details) - Staffing 360 Solutions, Inc. [Member] - USD ($) $ in Thousands	Sep. 28, 2024	Dec. 30, 2023	Dec. 31, 2022
Accounts Payable and Accrued Expenses - Schedule of Accounts Payable and Accrued Expenses (Details) [Line Items]
Accounts payable		$ 4,630	$ 4,147
Accrued payroll and bonuses		3,596	4,139
Other accrued expenses		5,750	2,448
Total	$ 12,423	$ 13,976	$ 10,734